E-32
Exhibit No. 19
Form 10-SB
Amendment No. 1
BUI, Inc.
File No. 0-26917

                     MEMORANDUM OF AGREEMENT


      This will confirm the terms of the loan transaction between
Buyers   United   International,   Inc.,   a   Utah   corporation
("Company")and Mogans Smed of #10 Smed Lane, Calgary, Alberta, CN
T2C 4T5 ("Lender").  The terms are as follows:

     (1)  Principal amount of the loan is $150,000;

     (2) The loan is payable within 30 days following the date on which demand for payment is made by the Lender to the Company in writing;

     (3) The loan bears interest at the rate of 10% per annum and is payable at the time principal is paid;

     (4) All principal and interest on the loan is convertible to common stock at the rate of $0.50 per share, subject to adjustment for stock splits and recapitalizations; and

     (5)  The loan was made as of September 8, 1998.

                                   Buyers  United  International,
                                   Inc.

                                   By /s/ Duly Authorized Officer

                                   /s/ Mogans Smed